NET TRADING LOSS	12 Months Ended
Dec. 31, 2016
Net Trading Profit Loss [Abstract]
NET TRADING (LOSS)

NOTE 28: NET TRADING GAIN/LOSS

In addition to the net unrealized losses on trading assets (see Note 9) the losses on derivative instruments (see Note 10), the losses on deposits for which the Group has elected the fair value option and the losses on long-term debt at fair value (see Note 20 and Note 24, respectively), net trading gain/loss in 2015 also includes gains from the re-purchase by the Group from the open market of debt securities issued by the Group of EUR 5 million. The remaining amount in net trading gain/loss in 2016 mainly relates to gains of EUR 4 million that resulted from the LME offer and from the Burden Sharing Measures on the Long-term Debt and gains of EUR 16 million from the LME offer and the Burden Sharing Measures relating to the Preferred securities (see Note 24).